UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2006
PLAYLOGIC ENTERTAINMENT, INC.

(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (011) 31-20-676-0304
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition
Item 9.01(c). Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 2.02. Results Of Operations And Financial Condition
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playlogic Entertainment, Inc. (the “Company”), dated May 10, 2006, reporting the Company’s financial results for year ended December 31, 2005. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01(c). Financial Statements and Exhibits
99.1      Press Release of Playlogic Entertainment, Inc. dated May 10, 2006.

     SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.
By:	/s/ Willem M. Smit
	Name:	Willem M. Smit
	Title:	President and Chief executive Officer

Date: May 10, 2006